Exhibit 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Starbucks Corporation (“Starbucks”) on Form 10-Q for the fiscal quarter ended December 29, 2019, as filed with the Securities and Exchange Commission on January 28, 2020 (the “Report”), Kevin R. Johnson, president and chief executive officer, and Patrick J. Grismer, executive vice president, chief financial officer of Starbucks, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.

January 28, 2020

/s/ Kevin R. Johnson
Kevin R. Johnson
president and chief executive officer

January 28, 2020

/s/ Patrick J. Grismer
Patrick J. Grismer
executive vice president, chief financial officer